UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 15, 2024, Olema Pharmaceuticals, Inc. (the “Company” or “Olema”) announced interim results from an ongoing Phase 1b/2 clinical study of palazestrant (OP-1250) in combination with CDK 4/6 inhibitor ribociclib for the treatment of ER+/HER2- metastatic breast cancer. A copy of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, a copy of the Company’s presentation to be shared with investors and others from time to time in connection with the announcement is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As described above, on May 15, 2024, the Company announced interim results from an ongoing Phase 1b/2 clinical study of palazestrant in combination with CDK 4/6 inhibitor ribociclib for the treatment of ER+/HER2- metastatic breast cancer. These results, as of the data cut-off of March 13, 2024, will be presented in a poster session at the 2024 ESMO Breast Cancer Annual Congress in Berlin, Germany (“ESMO Breast”) on May 16, 2024.

The poster, titled “A Phase 1b/2 Study of Palazestrant (OP-1250) in Combination with Ribociclib in Patients with Estrogen Receptor-Positive, Human Epidermal Growth Factor Receptor 2-Negative, Advanced and/or Metastatic Breast Cancer”, highlighted that:

•
Across 50 treated patients, the combination of up to 120 mg of palazestrant with the full and approved dose of 600 mg of ribociclib daily was well tolerated, with no new safety signals or enhancement of toxicity and an overall safety profile consistent with the established safety profile of ribociclib plus an endocrine therapy.
•
Palazestrant did not affect ribociclib drug exposure and ribociclib had no clinically meaningful effect on palazestrant drug exposure.
•
Favorable preliminary efficacy profile was observed to date with a clinical benefit rate (“CBR”) of 85% across all CBR-eligible patients (11/13), 83% in ESR1-mutant patients (5/6), 86% in ESR1-wild-type patients (6/7), and 83% in prior CDK4/6 inhibitor patients (10/12).
•
Partial responses were observed in five patients through the data cut-off (2 confirmed, 3 unconfirmed) among 23 response-evaluable patients.
•
Findings from this study support the continued clinical development of palazestrant in combination with ribociclib for the first-line treatment of ER+/HER2- advanced or metastatic breast cancer.

Phase 1b/2 Clinical Study Results

Enrollment

As of the data cut-off of March 13, 2024, 50 patients with recurrent, locally advanced or metastatic ER+/HER2- breast cancer with at least four weeks of follow-up were treated with palazestrant (3 patients each at 30 mg once daily and 60 mg once daily, 44 patients at the palazestrant recommended Phase 2 dose (“RP2D”) of 120 mg once daily) plus ribociclib 600 mg once daily (three weeks followed by one week off treatment). The majority of patients (37 or 74%) were 2nd/3rd line+, with 37 (74%) patients having received prior endocrine therapy for metastatic breast cancer, 35 (70%) patients having received prior CDK4/6 inhibitors (11 or 22% having received two prior lines of CDK4/6 inhibitors), and nine (18%) patients having received chemotherapy for metastatic breast cancer. Of 48 patients whose circulating tumor DNA (“ctDNA”) was assessed as of the data cut-off, 27% had activating mutations in ESR1 at baseline. The study is now fully enrolled with 60 patients.

Pharmacokinetics

Palazestrant demonstrated favorable pharmacokinetics characterized by high oral bioavailability, dose proportional exposure and a half-life of eight days as a single agent, with steady-state plasma levels showing minimal peak-to-trough variability enabling consistent inhibition of ER for the full dosing interval. Palazestrant did not affect ribociclib 600 mg drug exposure when compared with published exposure data for single-agent ribociclib. Steady-state trough values showed no clinically significant difference between the combination and single-agent palazestrant.

Safety and Tolerability Profile

Treatment with palazestrant up to the RP2D of 120 mg was well tolerated with no dose-limiting toxicities, and the maximum tolerated dose (“MTD”) was not reached. The majority of treatment-emergent adverse events (“TEAEs”) were Grade 1 or 2, and the severity and incidence of adverse events were consistent with the expected safety profile of ribociclib plus endocrine therapy. Ten patients had dose reduction of ribociclib only, due to QTcF prolongation (n=4), neutropenia (n=4) or fatigue (n=2). No patients discontinued palazestrant due to a treatment-related adverse event, and two patients discontinued ribociclib for neutropenia without discontinuation of palazestrant in the 120 mg cohort. Neutropenia was reversible in all patients and the timing was consistent with ribociclib-related neutropenia.

Efficacy Profile

In a maturing dataset, palazestrant showed anti-tumor activity and prolonged disease stabilization in patients both with ESR1 wild-type and ESR1 activating mutations at baseline and in those previously treated with one or two lines of CDK4/6 inhibitors. Partial responses were observed in five patients (two confirmed, three unconfirmed as of data cut-off) out of 23 response-evaluable patients. Across patients who were CBR-eligible, the CBR was 85% (11/13) for all patients, 83% (5/6) for patients with ESR1-mutations, 86% (6/7) for patients that were ESR1 wild-type, and for CDK4/6i-pretreated patients the CBR was 83% (10/12). The longest duration on treatment is 44 weeks through the data cut-off, and 66% (33/50) of patients in this data set remain on treatment as of the data cut-off date.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K, including the exhibits furnished herewith, regarding matters that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipate,” “expect,” “will,” “may,” “goal,” “potential” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to the potential beneficial characteristics, safety, tolerability, efficacy, and therapeutic effects of palazestrant, the development of palazestrant, the initiation and timing of clinical trials, palazestrant’s combinability with other drugs, the potential of palazestrant to become a backbone endocrine therapy in the treatment of ER+/HER2- metastatic breast cancer, and Olema’s potential to transform the endocrine therapy standard of care treatments for women living with ER+/HER2- metastatic breast cancer. Because such statements deal with future events and are based on Olema’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of Olema could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those discussed in the section titled “Risk Factors” in Olema’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and other filings and reports that Olema makes from time to time with the U.S. Securities and Exchange Commission. Except as required by law, Olema assumes no obligation to update these forward-looking statements, including in the event that actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 15, 2024, of Olema Pharmaceuticals, Inc.
99.2	Investor Presentation, dated May 15, 2024, of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Date:	May 15, 2024	By:	/s/ Shane Kovacs
Shane Kovacs Chief Operating and Financial Officer